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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549




                                    FORM 8-K
                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) June 10, 2003




                             SOUTHERN UNION COMPANY
             (Exact name of registrant as specified in its charter)



          Delaware                       1-6407                   75-0571592
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
     of incorporation)                                       Identification No.)



              One PEI Center                                       18711
      Wilkes-Barre, Pennsylvania                                (Zip Code)
(Address of principal executive offices)



       Registrant's telephone number, including area code: (570) 820-2400

















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ITEM 5.  OTHER EVENTS

As previously reported, Southern Union Company ("Southern Union" or the "Company") and CMS Gas Transmission Company, a subsidiary of CMS Energy Corporation entered into an Amended and Restated Stock Purchase Agreement on May 12, 2003 providing for, among other things, Southern Union's purchase of Panhandle Eastern Pipe Line Company and its subsidiaries (collectively, "Panhandle"). The transaction has been approved by the boards of directors of all companies and has received all required regulatory approvals. Closing is expected in June 2003.

In connection with the above-mentioned transaction, certain historical financial statements were attached to a Current Report on Form 8-K filed by the Company on May 30, 2003. Attached hereto is the Consent of Independent Public Accountants, Ernst & Young LLP, related to those financial statements and Southern Union's offering of 3,000,000 shares of Common Stock to CMS Gas Transmission Company.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c) Exhibit No.

          23.1    Consent of Independent Public Accountants, Ernst & Young LLP.




This release and other Company reports and statements issued or made from time to time contain certain "forward-looking statements" concerning projected future financial performance, expected plans or future operations. Southern Union Company cautions that actual results and developments may differ materially from such projections or expectations. Investors should be aware of important factors that could cause actual results to differ materially from the forward-looking projections or expectations. These factors include, but are not limited to: weather conditions in the Company's service territories; cost of gas; regulatory and court decisions; the receipt of timely and adequate rate relief; the achievement of operating efficiencies and the purchase and implementation of any new technologies for attaining such efficiencies; impact of relations with labor unions of bargaining-unit employees; the effect of any stock repurchases; and the effect of strategic initiatives (including: any recent, pending or potential acquisitions or merger, recent corporate restructuring activities, any sales of non-core assets, and any related financing arrangements including refinancings and debt repurchases) on earnings and cash flow.
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                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       SOUTHERN UNION COMPANY
                                       -----------------------
                                            (Registrant)



Date     June 10, 2003                 By  DAVID J. KVAPIL
      -------------------                 ---------------------------------
                                           David J. Kvapil
                                           Executive Vice President and
                                           Chief Financial Officer





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                                  EXHIBIT INDEX




Exhibit Number                          Description
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    23.1          Consent of Independent Public Accountants, Ernst & Young LLP.

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                                                                  EXHIBIT 23.1




                         CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Experts" in the Registration Statement (Form S-3 No. 333-102388) and related Prospectus and Prospectus Supplement in connection with Southern Union Company's offering of 3,000,000 shares of Common Stock to CMS Gas Transmission Company and to the incorporation by reference therein of our report dated March 14, 2003, with respect to the consolidated financial statements of Panhandle Eastern Pipe Line Company included in its Annual Report (Form 10-K) for the year ended December 31, 2002, filed as Exhibit No. 99.1 to Southern Union Company's Current Report (Form 8-K) filed with the Securities and Exchange Commission on May 30, 2003.


ERNST & YOUNG LLP



Houston, Texas
June 10, 2003